EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:	For Release - July 19, 2011
Chris Reid, Vice President and Director of Investor Relations, (713) 507-2873 Media: Graham Painter, Executive Vice President and Director of Corporate Communication, (713) 507-2770

STERLING BANCSHARES REPORTS SECOND QUARTER 2011 RESULTS

HOUSTON, TX, July 19, 2011 – Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported a net loss from continuing operations of $2.9 million, or $0.03 per diluted share, for the second quarter ended June 30, 2011, compared to a net loss from continuing operations of $495 thousand, or $0.00 per diluted share for the first quarter of 2011.

The Company recorded a loss on discontinued operations of $9.0 million during the second quarter of 2011.  This loss was the result of Sterling Bank entering into an agreement to sell all of the shares of MBM Advisors, Inc. (MBM), a wholly-owned subsidiary of Sterling Bank that provides investment advisory and pension administration and consulting services.  This sale is expected to close in the third quarter of 2011 following the completion of the Company’s pending merger with Comerica which is expected to close on July 28, 2011.  As such, MBM’s operations and the estimated loss on sale are presented as discontinued operations beginning in the second quarter of 2011.

For the second quarter of 2011, loans decreased $191 million or 7.3% to $2.4 billion at June 30, 2011.  This decrease was due primarily to combined reductions of $91 million in commercial real estate and construction and development loans, resulting from the Company’s continued efforts to reduce exposure to these loan types.  Commercial and industrial loans decreased $87 million during the second quarter of 2011 due to continued low loan demand and line usage.

At June 30, 2011, total deposits were $4.1 billion, an increase of $11.6 million compared to March 31, 2011.  This increase was primarily related to growth in interest-bearing demand deposits.

Nonperforming assets were $202 million at June 30, 2011, an increase of $15.9 million compared to March 31, 2011.  The increase in nonperforming assets during the quarter was due to an increase in nonperforming commercial real estate loans.

At June 30, 2011, the total allowance for loan losses was $78.0 million or 3.24% of period-end total loans, up from $75.5 million or 2.90% of period-end total loans at March 31, 2011.  Net charge-offs for the second quarter of 2011 were $6.7 million or 1.06% of average total loans, compared to $12.4 million or 1.87% of average total loans for the first quarter of 2011.   The provision for credit losses decreased $1.6 million on a linked-quarter basis due primarily to lower charge-offs during the second quarter.

Tax-equivalent net interest income for the second quarter of 2011 was $38.9 million, down slightly on a linked-quarter basis. Tax-equivalent net interest margin was 3.39% for the second quarter of 2011, down 13 basis points from 3.52% for the first quarter of 2011.  The decrease in the net interest margin during the second quarter of 2011 was due to a decrease in average loans of $138 million which resulted in an increase in lower-yielding average interest-bearing cash of $129 million.

Sterling Bancshares, Inc., News Release
July 19, 2011

Noninterest income for the second quarter of 2011 was $5.9 million, a decrease of $2.6 million compared to the first quarter of 2011.  Net losses on securities were $1.1 million and $429 thousand for the second and first quarters of 2011, respectively.  These losses were due to the sale of certain securities that were downgraded to below investment grade during their respective quarters.  Other noninterest income decreased $1.7 million for the second quarter of 2011 compared to the first quarter of 2011 due to payout claims on certain bank-owned life insurance policies during the first quarter.

Total noninterest expense for the second quarter of 2011 was $40.6 million, an increase of $916 thousand compared to the first quarter of 2011.  Other noninterest expense increased $3.8 million due to additional write-downs on foreclosed assets.  The increase in other noninterest expense was offset by a decrease in salaries and benefits and FDIC insurance assessments of $1.4 million and $501 thousand, respectively on a linked-quarter basis.  Additionally, professional fees decreased $837 thousand on a linked-quarter basis due primarily to legal fees that were incurred during the first quarter of 2011 in connection with the pending merger with Comerica.

As of June 30, 2011, Sterling had total assets of $5.1 billion, total loans of $2.4 billion and total deposits of $4.1 billion.  Shareholders’ equity of $621 million at June 30, 2011, was 12.26% of total assets.  Book value per common share at period-end was $6.07.  Tangible capital ratio was 9.16% and all regulatory capital ratios were in excess of those considered to be well-capitalized at June 30, 2011.

Forward-Looking Statements
Any statements in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica Incorporated (“Comerica”) , Sterling, the proposed transaction or the combined company following the transaction often identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of management based on information known to management as of the date of this filing and do not purport to speak as of any other date. Forward-looking statements may include descriptions of the expected benefits and costs of the transaction; forecasts of revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Such statements reflect the view of management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, actual results could differ materially from those anticipated by the forward-looking statements or historical results. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Comerica’s and Sterling’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors referenced in Comerica’s and Sterling’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. Comerica and Sterling do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this release or in any documents, Comerica and Sterling claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Sterling Bancshares, Inc., News Release
July 19, 2011

Additional Information
Management of Sterling will not host a conference call.

As previously announced, on January 16, 2011, Sterling Bancshares, Inc, and Comerica Incorporated, a company headquartered in Dallas, Texas, agreed to a strategic business combination in which Sterling will merge with Comerica.  The transaction is expected to close on July 28, 2011, following the expiration of the required 15-day Department of Justice waiting period that is detailed in the Federal Reserve Board’s approval order issued on July 13, 2011.

In connection with the proposed merger transaction, Comerica has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Sterling and a Prospectus of Comerica, and Sterling mailed the definitive Proxy Statement/Prospectus to its shareholders on or about April 6, 2011.  Each of Comerica and Sterling may file other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about Comerica and Sterling, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may be able to obtain these documents, free of charge, from Comerica at www.comerica.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Sterling by accessing Sterling’s website at www.banksterling.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

About Sterling Bancshares
Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $5.1 billion, which operates 57 banking centers in the greater metropolitan areas of Houston, San Antonio, Dallas and Fort Worth, Texas. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”.  For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date
	Jun. 30,	Mar. 31,	Jun. 30,
	2011	2011	2010	2011	2010
Profitability
Income (loss) from continuing operations	$(2,860)	$(495)	$545	$(3,355)	$(5,917)
Income (loss) from discontinued operations	(8,974)	125	51	(8,849)	265
Net income (loss)	(11,834)	(370)	596	(12,204)	(5,652)

Earnings (loss) per share from continuing operations (1)
Basic	$(0.03)	$(0.00)	$0.01	$(0.03)	$(0.06)
Diluted	$(0.03)	$(0.00)	$0.01	$(0.03)	$(0.06)

Earnings (loss) per share from discontinuing operations (1)
Basic	$(0.09)	$0.00	$0.00	$(0.09)	$0.00
Diluted	$(0.09)	$0.00	$0.00	$(0.09)	$0.00

Earnings (loss) per share (1)
Basic	$(0.12)	$(0.00)	$0.01	$(0.12)	$(0.06)
Diluted	$(0.12)	$(0.00)	$0.01	$(0.12)	$(0.06)

Return on average common equity (2)
Continuing operations	(1.82)%	(0.32)%	0.35%	(1.08)%	(1.99)%
Total	(7.52)%	(0.24)%	0.38%	(3.92)%	(1.90)%

Return on average assets (2)
Continuing operations	(0.23)%	(0.04)%	0.04%	(0.13)%	(0.24)%
Total	(0.94)%	(0.03)%	0.05%	(0.49)%	(0.23)%

Tax equivalent net interest margin (3)	3.39%	3.52%	3.74%	3.45%	3.88%

Efficiency Ratio (4):
Consolidated	88.31%	81.14%	78.28%	84.61%	77.23%
Sterling Bank	84.64%	76.02%	75.86%	80.19%	74.63%

Liquidity and Capital Ratios
Average loans to average deposits	61.98%	65.32%	73.39%	63.64%	75.97%
Period-end stockholders' equity to total assets	12.26%	12.34%	12.30%	12.26%	12.30%
Average stockholders' equity to average assets	12.47%	12.35%	12.28%	12.41%	11.96%
Period-end tangible capital to total tangible assets	9.16%	9.06%	9.01%	9.16%	9.01%
Tier 1 capital to risk-weighted assets	16.50%	15.41%	14.45%	16.50%	14.45%
Total capital to risk-weighted assets	18.97%	18.13%	17.04%	18.97%	17.04%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.12%	10.08%	10.32%	10.12%	10.32%

Other Data
Shares used in computing earnings (loss) per common share
Basic shares	102,165	102,034	101,898	102,100	95,227
Diluted shares	102,165	102,034	102,144	102,100	95,227
End of period common shares outstanding	102,180	102,141	101,927	102,180	101,927

Book value per common share at period-end	$6.07	$6.10	$6.13	$6.07	$6.13
Cash dividends paid per common share	$0.015	$0.015	$0.015	$0.030	$0.030
Common stock dividend payout ratio	N/M	N/M	256.65%	N/M	N/M
Full-time equivalent employees	896	938	991	896	991
Number of banking centers	57	57	57	57	57

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
ASSETS
Cash and cash equivalents	$742,880	$462,700	$502,894	$366,590	$359,388
Available-for-sale securities, at fair value	1,298,567	1,343,536	1,287,555	1,169,519	1,069,964
Held-to-maturity securities, at amortized cost	235,326	246,768	265,080	280,215	280,658

Loans held for sale	2,709	1,877	2,691	7,123	6,509
Loans held for investment	2,407,942	2,599,778	2,752,349	2,862,952	2,992,370
Total loans	2,410,651	2,601,655	2,755,040	2,870,075	2,998,879
Allowance for loan losses	(78,002)	(75,535)	(77,141)	(80,754)	(80,983)
Loans, net	2,332,649	2,526,120	2,677,899	2,789,321	2,917,896

Premises and equipment, net	48,811	49,618	49,421	48,507	47,812
Real estate acquired by foreclosure	46,158	49,826	37,064	14,571	18,151
Goodwill	165,309	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	7,302	8,951	9,477	10,004	10,540
Accrued interest receivable	13,290	13,588	14,673	14,356	14,951
Other assets	171,064	175,230	174,680	173,328	183,429
TOTAL ASSETS	$5,061,356	$5,049,547	$5,191,953	$5,039,621	$5,075,999

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,268,801	$1,287,921	$1,322,492	$1,248,321	$1,266,781
Interest-bearing demand	2,160,404	2,084,062	2,138,822	2,014,207	1,962,854
Certificates and other time deposits	699,642	745,301	796,116	840,683	921,495
Total deposits	4,128,847	4,117,284	4,257,430	4,103,211	4,151,130
Other borrowed funds	111,959	109,701	112,202	106,546	100,770
Subordinated debt	77,690	77,673	78,059	78,624	78,247
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	39,578	39,074	39,604	41,704	38,722
Total liabilities	4,440,808	4,426,466	4,570,029	4,412,819	4,451,603

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Common stock	104,047	104,008	103,852	103,820	103,795
Capital surplus	242,092	241,280	239,940	238,536	238,186
Retained earnings	275,533	288,901	290,800	290,429	287,503
Treasury stock	(21,399)	(21,399)	(21,399)	(21,399)	(21,399)
Accumulated other comprehensive income, net of tax	20,275	10,291	8,731	15,416	16,311
Total shareholders' equity	620,548	623,081	621,924	626,802	624,396
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,061,356	$5,049,547	$5,191,953	$5,039,621	$5,075,999

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Interest income:
Loans, including fees	$33,057	$34,906	$37,003	$40,153	$42,087	$67,963	$85,736
Securities:
Taxable	10,904	10,359	9,342	9,841	9,602	21,263	18,719
Non-taxable	1,027	1,044	1,028	1,013	915	2,071	1,840
Deposits in financial institutions	294	209	258	157	231	503	346
Other interest-earning assets	2	2	2	1	3	4	4
Total interest income	45,284	46,520	47,633	51,165	52,838	91,804	106,645

Interest expense:
Demand and savings deposits	2,683	2,660	3,158	3,583	4,319	5,343	8,531
Certificates and other time deposits	1,655	1,937	2,328	2,823	3,159	3,592	6,511
Other borrowed funds	771	764	781	784	768	1,535	1,216
Subordinated debt	700	696	714	747	705	1,396	1,392
Junior subordinated debt	1,040	1,034	1,043	1,071	1,040	2,074	2,068
Total interest expense	6,849	7,091	8,024	9,008	9,991	13,940	19,718
Net interest income	38,435	39,429	39,609	42,157	42,847	77,864	86,927
Provision for credit losses	9,200	10,800	5,250	7,716	9,336	20,000	32,272
Net interest income after provision for credit losses	29,235	28,629	34,359	34,441	33,511	57,864	54,655

Noninterest income:
Customer service fees	3,159	3,284	3,569	3,728	3,591	6,443	7,079
Net gain (loss) on securities	(1,138)	(429)	(136)	43	17	(1,567)	37
Wealth management fees	269	342	362	351	651	611	1,207
Other	3,566	5,298	3,333	3,927	2,752	8,864	3,540
Total noninterest income	5,856	8,495	7,128	8,049	7,011	14,351	11,863

Noninterest expense:
Salaries and employee benefits	17,182	18,570	18,975	19,735	19,466	35,752	39,055
Occupancy	5,784	5,959	6,010	5,493	5,637	11,743	11,351
Technology	1,974	1,965	2,052	2,148	2,214	3,939	4,501
Professional fees	1,612	2,449	2,202	1,433	1,319	4,061	3,299
Postage, delivery and supplies	567	533	578	627	689	1,100	1,369
Marketing	80	63	216	198	271	143	540
Core deposits and other intangibles amortization	507	526	527	537	537	1,033	1,086
FDIC insurance assessments	1,637	2,138	2,667	2,478	2,438	3,775	4,985
Other	11,223	7,447	6,855	3,690	6,799	18,670	10,782
Total noninterest expense	40,566	39,650	40,081	36,339	39,370	80,216	76,968

Income (loss) from continuing operations before income taxes	(5,475)	(2,526)	1,406	6,151	1,152	(8,001)	(10,450)
Income tax provision (benefit)	(2,615)	(2,031)	(283)	1,669	607	(4,646)	(4,533)
Income (loss) from continuing operations	$(2,860)	$(495)	$1,689	$4,482	$545	$(3,355)	$(5,917)

Income (loss) from discontinued operations before income taxes	(8,936)	192	326	(0)	78	(8,744)	407
Income tax provision	38	67	114	27	27	105	142
Income (loss) from discontinued operations	$(8,974)	$125	$212	$(27)	$51	$(8,849)	$265

Net income (loss)	$(11,834)	$(370)	$1,901	$4,455	$596	$(12,204)	$(5,652)

Earnings (loss) per share from continuing operations (1):
Basic	$(0.03)	$(0.00)	$0.02	$0.04	$0.01	$(0.03)	$(0.06)
Diluted	$(0.03)	$(0.00)	$0.02	$0.04	$0.01	$(0.03)	$(0.06)

Earnings (loss) per share from discontinuing operations (1):
Basic	$(0.09)	$0.00	$0.00	$(0.00)	$0.00	$(0.09)	$0.00
Diluted	$(0.09)	$0.00	$0.00	$(0.00)	$0.00	$(0.09)	$0.00

Earnings (loss) per share (1):
Basic	$(0.12)	$(0.00)	$0.02	$0.04	$0.01	$(0.12)	$(0.06)
Diluted	$(0.12)	$(0.00)	$0.02	$0.04	$0.01	$(0.12)	$(0.06)

STERLING BANCSHARES, INC.
YIELD/RATE ANALYSIS
(dollars in thousands)

	Quarter Ended
	Jun. 30,			Mar. 31,
	2011			2011
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$3,423	$10	1.21%	$3,008	$12	1.55%
Loans held for investment:
Taxable	2,554,191	33,046	5.19%	2,692,192	34,893	5.26%
Non-taxable (3)	50	1	4.58%	63	1	6.81%
Securities:
Taxable	1,464,279	10,904	2.99%	1,447,767	10,359	2.90%
Non-taxable (3)	110,948	1,534	5.55%	112,947	1,558	5.59%
Deposits in financial institutions	475,731	294	0.25%	347,116	209	0.24%
Other interest-earning assets	1,931	2	0.42%	4,016	2	0.20%
Total interest-earning assets	4,610,553	45,791	3.98%	4,607,109	47,034	4.14%
Noninterest-earning assets	452,699			454,688
Total Assets	$5,063,252			$5,061,797

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,127,814	$2,683	0.51%	$2,087,550	$2,660	0.52%
Certificates and other time	723,961	1,655	0.92%	772,172	1,937	1.02%
Other borrowed funds	105,644	771	2.93%	109,885	764	2.82%
Subordinated debt	77,771	700	3.61%	77,959	696	3.62%
Junior subordinated debt	82,734	1,040	5.04%	82,734	1,034	5.07%
Total interest-bearing liabilities	3,117,924	6,849	0.88%	3,130,300	7,091	0.92%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,314,129			1,306,235
Shareholders' equity	631,199			625,262
Total Liabilities and Shareholders' Equity	$5,063,252			$5,061,797

Tax Equivalent Net Interest Income and Margin (3)		38,942	3.39%		39,943	3.52%

Non-GAAP to GAAP Reconciliation:
Tax Equivalent Adjustment:
Loans		-			-
Securities		507			514
Total tax equivalent adjustment		507			514
Net Interest Income		$38,435			$39,429

STERLING BANCSHARES, INC.
YIELD/RATE ANALYSIS
(dollars in thousands)

	Year-to-date
	2011			2010
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$3,217	$22	1.37%	$12,507	$101	1.63%
Loans held for investment:
Taxable	2,622,811	67,939	5.22%	3,106,255	85,555	5.55%
Non-taxable (3)	56	2	6.50%	4,546	118	5.26%
Securities:
Taxable	1,456,069	21,263	2.94%	1,063,562	18,719	3.55%
Non-taxable (3)	111,942	3,093	5.57%	100,814	2,709	5.42%
Deposits in financial institutions	411,779	503	0.25%	278,731	346	0.25%
Other interest-earning assets	2,967	4	0.27%	1,623	4	0.50%
Total interest-earning assets	4,608,841	92,826	4.06%	4,568,038	107,552	4.75%
Noninterest-earning assets	453,688			444,343
Total Assets	$5,062,529			$5,012,381

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,107,794	$5,343	0.51%	$2,010,433	$8,531	0.86%
Certificates and other time	747,933	3,592	0.97%	929,735	6,511	1.41%
Other borrowed funds	107,753	1,535	2.87%	100,433	1,216	2.44%
Subordinated debt	77,865	1,396	3.62%	77,778	1,392	3.61%
Junior subordinated debt	82,734	2,074	5.06%	82,734	2,068	5.04%
Total interest-bearing liabilities	3,124,079	13,940	0.90%	3,201,113	19,718	1.24%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,310,203			1,211,808
Shareholders' equity	628,247			599,460
Total Liabilities and Shareholders' Equity	$5,062,529			$5,012,381
Tax Equivalent Net Interest Income and Margin (3)		78,886	3.45%		87,834	3.88%

Non-GAAP to GAAP Reconciliation
Tax Equivalent Adjustment:
Loans		-			38
Securities		1,022			869
Total tax equivalent adjustment		1,022			907
Net Interest Income		$77,864			$86,927

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
Condensed Average Balance Sheet
Loans held for sale	$3,423	$3,008	$6,728	$5,390	$11,454
Loans held for investment	2,554,241	2,692,255	2,807,423	2,930,419	3,041,030
Total loans	2,557,664	2,695,263	2,814,151	2,935,809	3,052,484
Available-for-sale securities, at fair value	1,331,079	1,304,941	1,188,610	1,113,780	953,742
Held-to-maturity securities, at amortized cost	244,148	255,773	272,184	284,458	271,967
Deposits in financial institutions	475,731	347,116	416,917	260,167	362,429
Other interest-earning assets	1,931	4,016	4,859	566	840
Total interest-earning assets	4,610,553	4,607,109	4,696,721	4,594,780	4,641,462
Goodwill	173,123	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	8,676	9,208	9,732	10,262	10,800
All other noninterest-earning assets	270,900	272,270	252,801	255,050	260,923
Total assets	$5,063,252	$5,061,797	$5,132,464	$5,033,302	$5,086,395

Noninterest-bearing demand	$1,275,043	$1,266,324	$1,293,021	$1,224,402	$1,197,400
Interest-bearing deposits:
Interest-bearing demand	2,127,814	2,087,550	2,069,470	2,003,914	2,027,133
Jumbo certificates of deposit	432,209	468,726	509,458	539,094	582,727
Regular certificates of deposit	202,232	211,043	220,615	227,490	233,592
Brokered certificates of deposit	89,520	92,403	97,501	103,457	118,622
Total deposits	4,126,818	4,126,046	4,190,065	4,098,357	4,159,474
Other borrowed funds	105,644	109,885	108,810	103,902	100,976
Subordinated debt	77,771	77,959	78,517	78,472	77,831
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	39,086	39,911	42,030	39,079	40,952
Total liabilities	4,432,053	4,436,535	4,502,156	4,402,544	4,461,967
Total shareholders' equity	631,199	625,262	630,308	630,758	624,428
Total liabilities and shareholders' equity	$5,063,252	$5,061,797	$5,132,464	$5,033,302	$5,086,395

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010
Period-end Loans:
Loans held for sale	$2,709	$1,877	$2,691	$7,123	$6,509
Loans held for investment:
Commercial and industrial	494,389	581,703	623,487	597,205	658,141
Real Estate:
Commercial	1,280,241	1,421,683	1,511,846	1,590,081	1,632,213
Construction and development	263,398	213,102	220,076	268,691	310,689
Residential mortgage	332,454	344,774	354,310	362,404	343,894
Consumer/other	37,460	38,516	42,630	44,571	47,433
Loans held for investment	2,407,942	2,599,778	2,752,349	2,862,952	2,992,370
Total period-end loans	$2,410,651	$2,601,655	$2,755,040	$2,870,075	$2,998,879

Period-End Deposits:
Noninterest-bearing demand	$1,268,801	$1,287,921	$1,322,492	$1,248,321	$1,266,781
Interest-bearing demand	2,160,404	2,084,062	2,138,822	2,014,207	1,962,854
Certificates and other time deposits:
Jumbo	429,422	445,833	487,037	512,178	587,377
Regular	197,822	205,840	215,867	224,290	231,404
Brokered	72,398	93,628	93,212	104,215	102,714
Total period-end deposits	$4,128,847	$4,117,284	$4,257,430	$4,103,211	$4,151,130

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year-to-date
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2011	2011	2010	2010	2010	2011	2010
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$75,535	$77,141	$80,754	$80,983	$76,646	$77,141	$74,732
Charge-offs:
Commercial, financial and industrial	657	239	1,845	1,034	1,687	896	3,655
Real estate, mortgage and construction	6,622	12,220	8,535	7,314	5,786	18,842	26,000
Consumer	189	713	323	285	205	902	467
Total charge-offs	7,468	13,172	10,703	8,633	7,678	20,640	30,122
Recoveries:
Commercial, financial and industrial	238	405	342	481	433	643	916
Real estate, mortgage and construction	431	255	631	633	845	686	1,666
Consumer	66	106	67	72	51	172	169
Total recoveries	735	766	1,040	1,186	1,329	1,501	2,751
Net charge-offs	6,733	12,406	9,663	7,447	6,349	19,139	27,371
Provision for loan losses	9,200	10,800	6,050	7,218	10,686	20,000	33,622
Allowance for loan losses at end of period	$78,002	$75,535	$77,141	$80,754	$80,983	$78,002	$80,983

Allowance for unfunded loan commitments at beginning of period	1,200	1,200	2,000	1,502	2,852	1,200	2,852
Provision for losses on unfunded loan commitments	-	-	(800)	498	(1,350)	-	(1,350)
Allowance for unfunded loan commitments at end of period	1,200	1,200	1,200	2,000	1,502	1,200	1,502
Total allowance for credit losses	$79,202	$76,735	$78,341	$82,754	$82,485	$79,202	$82,485

Nonperforming Assets
Nonperforming loans:
Loans held for sale	$1,367	$-	$-	$1,665	$3,491	$1,367	$3,491
Loans held for investment	154,106	135,791	133,264	162,096	162,669	154,106	162,669
Real estate acquired by foreclosure	46,158	49,826	37,064	14,571	18,151	46,158	18,151
Other repossessed assets	25	127	3	50	20	25	20
Total nonperforming assets	$201,656	$185,744	$170,331	$178,382	$184,331	$201,656	$184,331

Restructured loans - accruing	$23,075	$15,001	$27,699	$17,495	$15,001	$23,075	$15,001

Potential problem loans	$152,551	$171,276	$166,442	$169,646	$142,123	$152,551	$142,123

Accruing loans 30 to 89 days past due	$26,689	$31,720	$23,680	$16,234	$19,307	$26,689	$19,307

Accruing loans past due 90 days or more	$1,762	$2,334	$507	$953	$441	$1,762	$441

Ratios
Period-end allowance for credit losses to period-end loans	3.29%	2.95%	2.84%	2.88%	2.75%	3.29%	2.75%
Period-end allowance for loan losses to period-end loans	3.24%	2.90%	2.80%	2.81%	2.70%	3.24%	2.70%
Period-end allowance for loan losses to nonperforming loans	50.17%	55.63%	57.89%	49.31%	48.74%	50.17%	48.74%
Nonperforming loans to period-end loans	6.45%	5.22%	4.84%	5.71%	5.54%	6.45%	5.54%
Nonperforming assets to period-end assets	3.98%	3.68%	3.28%	3.54%	3.63%	3.98%	3.63%
Net charge-offs to average loans (2)	1.06%	1.87%	1.36%	1.01%	0.83%	1.47%	1.77%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)	Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter.

(2)	Interim periods annualized.

(3)
Taxable-equivalent basis assuming a 35% tax rate.  The Company presents net interest income on a tax-equivalent basis.  Accordingly, net interest income from tax-exempt securities and loans is presented in the net interest income results on a basis comparable to taxable securities and loans.  This non-GAAP financial measure allows management to assess the comparability of net interest income arising from both taxable and tax-exempt sources.

(4)
The efficiency ratio is calculated by dividing noninterest expense by tax equivalent basis net interest income plus noninterest income less net gain (loss) on investment securities and loss on disposal of assets.

N/M	Not meaningful.